Fair Values of Financial Instruments	6 Months Ended
Jun. 30, 2026
Disclosure of detailed information about financial instruments [abstract]
Fair Values of Financial Instruments
31 Fair Values of Financial Instruments
Financial instruments comprise of financial assets and financial liabilities. Financial assets consist of term deposits and other financial assets, cash and cash equivalents and trade and other receivables. Financial liabilities consist of borrowings and trade and other payables.
Management considers that the carrying amounts of financial assets measured at amortized cost, and financial liabilities in the financial statements approximate their fair values, due to their short term maturities.
Financial investments measured at fair value
As of June 30, 2026 other financial assets were measured using as inputs quoted prices in an active market, corresponding to the Level 1 of the fair value hierarchy of IFRS 13. These financial assets reached maturity during 2025 and were fully settled.
When transfers into and out of fair value hierarchy levels are required, it is the Group's policy to transfer the amounts at the end of the reporting period.
Amounts of other financial assets corresponding to the Level 1 of the fair value hierarchy are transferred to Level 2 when quoted prices cease to be available. Level 2 measurements of fair value are determined by maximizing the use of market data other than the quoted price, such as interest rate yield curves and publicly available credit ratings. Conversely, amounts of other financial assets corresponding to the Level 2 are transferred to Level 1 when quoted prices become available.